SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
May 22, 2007
Date of Report
(Date of earliest event reported)
ADVANCIS PHARMACEUTICAL CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	000-50414	52-2208264

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
20425 Seneca Meadows Parkway, Germantown, Maryland 20876
(Address of Principal Executive Offices)                    (ZIP Code)
Registrant’s telephone number, including area code:   (301) 944-6600
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Amendments to Form of Incentive Stock Option Agreement and Form of Non-Qualified Stock Option Agreement
On May 16, 2007, upon approval by the Board of Directors (the “Board”) of Advancis Pharmaceutical Corporation, a Delaware Corporation (the “Company”), the Company amended its Form of Incentive Stock Option Agreement and its Form of Non-Qualified Stock Option Agreement to provide that all currently outstanding unvested stock options, to the extent unvested, will automatically vest upon a Change in Control (as such term is defined in the Amended and Restated Advancis Pharmaceutical Corporation Stock Incentive Plan).
Item 9.01 — Financial Statements and Exhibits.
     (d) Exhibits

Exhibit	Description
10.1	Form of Amendment to the Form of Incentive Stock Option Agreement
10.2	Form of Amendment to the Form of Non-Qualified Stock Option Agreement

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCIS PHARMACEUTICAL CORPORATION
Date: May 22, 2007	By:	/s/ Robert C. Low
Robert C. Low
Vice President, Finance and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit	Description
10.1	Form of Amendment to the Form of Incentive Stock Option Agreement
10.2	Form of Amendment to the Form of Non-Qualified Stock Option Agreement